SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   July 6, 2009

TARA GOLD RESOURCES CORP.

(Name of Small Business Issuer in its charter)

             Nevada

         0-27715

     88-0441332

     (State of incorporation)

(Commission File No.)

  (IRS Employer

Identification No.)

2162 Acorn Court

Wheaton, IL 60187

 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:     (630)-462-2079

N/A

 (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

Over the next six months Tara Gold Resources Corp. plans to spend up to $500,000 to purchase shares of its common stock.  The shares will be purchased from time-to-time in open-market transactions on the OTC Bulletin Board.  The Company will not purchase any shares from any officer, director or affiliate of the Company.  The Company does not have any agreements, arrangements, or understandings concerning the proposed purchase of its common stock.

Any shares purchased will be in accordance with guidelines specified by Rule 10b-18 of the Securities and Exchange Commission.

The Company will use its own funds to purchase its shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 6, 2009

TARA GOLD RESOURCES CORP.

                                                                                                                By:  /s/ Francis R. Biscan, Jr.

Francis Richard Biscan, Jr., President

3